COMMON STOCK                     ACUSPHERE                      COMMON STOCK
   NUMBER                                                          SHARES
ACU

              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

                                                               SEE REVERSE FOR
                                                             CERTAIN DEFINITIONS

                                                               CUSIP 00511R 87 0

THIS IS TO CERTIFY THAT





is the owner of


 FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK, PAR VALUE $0.01 PER
                                   SHARE, OF

                                 ACUSPHERE, INC.

transferable on the books of the Corporation by the holder of record hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed or assigned.

      This Certificate and the shares represented hereby are issued and held subject to the laws of the State of Delaware and the Certificate of Incorporation and By-laws of the Corporation, as from time to time amended (copies of which are on file with the Corporation), to all of which the holder, by acceptance hereof, assents.

      This Certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

      WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated


/s/ John F. Thero                           /s/ Sherri C. Oberg
-------------------------  ACUSPHERE, INC.  ---------------------
               SECRETARY       1993                    PRESIDENT
                             DELAWARE


COUNTERSIGNED AND REGISTERED:
     AMERICAN STOCK TRANSFER & TRUST COMPANY
         (New York, N.Y.)                             TRANSFER AGENT
                                                       AND REGISTRAR

BY

AUTHORIZED SIGNATURE

                                ACUSPHERE, INC.

The Corporation has more than one class of stock. The Corporation will furnish without charge to each stockholder upon written request a copy of the full text of the preferences, voting powers, qualifications and special and relative rights of the shares of each class of stock and any series thereof.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

     TEN COM   - as tenants in common           UNIF GIFT MIN ACT-________ Custodian_________
     TEN ENT   - as tenants by the entireties                      (Cust)            (Minor)
     JT TEN    - as joint tenants with right                     under Uniform Gifts to Minors
                 of survivorship and not as                      Act__________________________
                 tenants in common                                           (State)

    Additional abbreviations may also be used though not in the above list.



For Value Received, _______________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE
--------------------------------------


--------------------------------------


________________________________________________________________________________
  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE OF ASSIGNEE)

________________________________________________________________________________

________________________________________________________________________________

_________________________________________________________________________ Shares
of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

_______________________________________________________________________ Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.


Dated ___________________________

                                      ________________________________________
                                      NOTICE: THE SIGNATURE TO THIS ASSIGNMENT
                                              MUST CORRESPOND WITH THE NAME AS
                                              WRITTEN UPON THE FACE OF THE
                                              CERTIFICATE IN EVERY PARTICULAR,
                                              WITHOUT ALTERATION OR ENLARGEMENT,
                                              OR ANY CHANGE WHATSOEVER.

Signature(s) Guaranteed:



__________________________________________________
THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE
GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS
AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP
IN AN APPROVED SIGNATURE GUARANTEE MEDALLIION PROGRAM),
PURSUANT TO S.E.C. RULE 17AD-15.

KEEP THIS CERTIFICATE IN A SAFE PLACE, IF IT IS LOST, STOLEN, MUTILATED OR DESTROYED, THE CORPORATION MAY REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.